SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                       FORM 8-K
                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                                July 15, 1996
                      _________________________________
                      (Date of earliest event reported)

                          Republic Industries, Inc.
            ______________________________________________________
            (Exact name of Registrant as specified in its charter)

          Delaware                  0-9787              73-1105145
          ______________     _____________________    __________________
          (State of          (Commission File No.)    (IRS Employer
          Incorporation)                              Identification No.)

                         200 East Las Olas Boulevard
                                  Suite 1400
                        Fort Lauderdale, Florida 33301
          _________________________________________________________
          (Address of principal executive offices, including zip code)

                                (954) 627-6000
             ____________________________________________________
             (Registrant's telephone number, including area code)

          _________________________________________________________
         (Former name or former address, if changed since last report)


          Item 5.   Other Events

                    On July 15, 1996 Republic Industries, Inc. (the "Registrant") and ADT Limited ("ADT") announced that they have entered into an amendment, dated as of July 15, 1996 (the "Amendment") to the Agreement and Plan of Amalgamation, dated as of July 1, 1996, to which they are party (the "Amalgamation Agreement") to change the date by which ADT is to receive a favorable fairness opinion to the date of mailing of the joint proxy statement/prospectus relating to the transaction to their respective shareholders.

                    The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 99.1 hereto and is incorporated by reference herein. The press release announcing the Amendment is attached as Exhibit 99.2 hereto and is incorporated by reference herein.

          Item 7.   Financial Statement, Pro Forma Financial
                    Information and Exhibits.

               (c)  Exhibits

                    99.1      Amendment to Agreement and Plan of
                              Amalgamation, dated as of July 15,
                              1996, by and among the Registrant,
                              R.I./TRIANGLE, Ltd. and ADT.

                    99.2      Press release issued by the
                              Registrant and ADT on July 15, 1996.


                                  SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   REPUBLIC INDUSTRIES, INC.

                                   By:  /s/  Richard L. Handley
                                        -----------------------
                                        Richard L. Handley
                                        Senior Vice President

          Dated: July 15, 1996


                                EXHIBIT INDEX

          Exhibit                  Description

          99.1                     Amendment to Agreement and Plan
                                   of Amalgamation, dated as of
                                   July 15, 1996, by and among
                                   Republic Industries, Inc.,
                                   R.I./TRIANGLE, Ltd. and ADT
                                   Limited.

          99.2 Press release issued by Republic Industries, Inc. and ADT Limited on July 15, 1996.